Exhibit 99.1

Monotype Announces Second Quarter 2017 Results

Creative Professional growth accelerates and OEM stabilization strategy ahead of schedule

WOBURN, Mass.--(BUSINESS WIRE)--July 28, 2017--Monotype Imaging Holdings Inc. (Nasdaq: TYPE) today announced financial results for the second quarter ended June 30, 2017.

Second quarter 2017 highlights

  Revenue for the quarter was $57.8 million, an increase of 19%, year over year. Pro Forma non-GAAP revenue for the quarter was $58.7 million.
  Creative Professional revenue was $30.6 million, up 31%, year over year.
  Net loss was $0.5 million. Non-GAAP net adjusted EBITDA was $11.7 million, or 20% of revenue. Pro Forma non-GAAP net adjusted EBITDA was $12.6 million, or 22% of Pro Forma non-GAAP revenue.
  Approximately 60% of estimated printer revenue was under fixed fee arrangements at close of quarter.

“Monotype had a solid second quarter, finishing at the high end of our guidance range,” said Scott Landers, president and CEO of Monotype. “We’re encouraged by the continued momentum of our Creative Professional business — specifically within the Enterprise Sales organization — where we are seeing Global 2000 brands increasingly invest in our design assets, technology and expertise to build authentic, differentiated brands that engage consumers.”

Tony Callini, executive vice president and chief financial officer of Monotype, said, “We’re pleased to see the conversion of operational investments into positive top-line results. The progress stabilizing our OEM business and continued growth of Creative Professional give us confidence that we are executing in line with market opportunities.”

Second quarter 2017 operating results

Revenue for the quarter increased 19% to $57.8 million, compared to $48.7 million for the second quarter of 2016. Creative Professional revenue was $30.6 million, a 31% increase from the second quarter of 2016. OEM revenue was $27.2 million, an increase of 7% from the same period in 2016.

Net loss was $0.5 million, compared to net income of $6.7 million in the second quarter of 2016. Loss per diluted share was $0.01, compared to earnings per diluted share of $0.16 in the prior year. Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related compensation expense, net of taxes, was $3.2 million, compared to $10.7 million in the second quarter of 2016. Non-GAAP earnings per diluted share were $0.08 compared to $0.27 in the prior year period.

Non-GAAP net adjusted EBITDA was $11.7 million, or 20% of revenue, compared to $17.1 million in the second quarter of 2016.

Pro Forma operating results

Pro Forma results assume the company had owned Olapic for the full periods presented, and exclude the impact of purchase accounting related adjustments, as well as transaction costs.

Pro Forma non-GAAP revenue in the second quarter was $58.7 million and Pro Forma non-GAAP net adjusted EBITDA was $12.6 million.

Cash and cash flow

Monotype had cash and cash equivalents of $83.7 million as of June 30, 2017, compared to $86.9 million as of March 31, 2017 and $109.5 million as of June 30, 2016. The company generated $6.8 million of cash from operations in the second quarter of 2017. During the second quarter of 2017, the company repaid $3.0 million on its outstanding revolving line of credit.

In the second quarter, Monotype repurchased 81,000 shares of common stock on the open market at prevailing market prices for a total consideration of $1.6 million as part of the stock repurchase program announced in August 2016. Additionally, subsequent to Q2, in July, Monotype repurchased another 200,000 shares for total consideration of $3.6 million.

Quarterly dividend

Monotype’s most recent dividend payment of $0.113 per share was paid on July 21, 2017, to shareholders of record as of July 3, 2017. The next dividend payment of $0.113 cents per share will be paid on October 20, 2017, to shareholders of record as of the close of business on October 2, 2017.

Financial outlook

Monotype’s third quarter and full-year financial guidance are set forth in the following tables:

(in $ millions, except per share data)	Q3 2017	Full Year 2017
Revenue	$57.0-$61.0	$229.0-$237.0
Non-GAAP net adjusted EBITDA	$11.2-$14.2	$47.5-$54.1
Operating expenses	$45.0-$47.0	$178.0-$182.0
GAAP earnings per diluted share	$(0.01)-$0.03	$0.04-$0.12
Non-GAAP earnings per diluted share	$0.12-$0.16	$0.54-$0.62
	Q3 2017	Full Year 2017
Pro Forma revenue	$57.5-$61.5	$232.3-$240.3
Pro Forma non-GAAP net adjusted EBITDA	$11.7-$14.7	$50.8-$57.4

Conference call details

Monotype will host a conference call on Friday, July 28, 2017, at 8:30 a.m. EDT to discuss the company’s second quarter 2017 results. The audio webcast is available under Events & Presentations on the Investors portion of the Monotype website at www.monotype.com. The live call can also be accessed by dialing 844-229-7594 (domestic) or 314-888-4259 (international) using passcode 53472826. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures

This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements

This press release may contain forward-looking statements including those related to future revenues and operating results, the financial impact of the Olapic acquisition, the growth of the company’s Creative Professional business and OEM business, the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype

Monotype provides the design assets, technology and expertise that help create beautiful, authentic and impactful brands that customers will engage with and value, wherever they experience the brand, now and in the future. Further information is available at www.monotype.com. Follow Monotype on Twitter, Instagram and LinkedIn.

Monotype, Helvetica and Frutiger are trademarks of Monotype Imaging Inc. registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. Univers is a trademark of Monotype GmbH registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. All other trademarks are the property of their respective owners. ©2017 Monotype Imaging Holdings Inc. All rights reserved.

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands)

	June 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$83,699	$91,434
Accounts receivable, net of allowance for doubtful accounts	25,980	26,549
Income tax refunds receivable	1,310	2,967
Prepaid expenses and other current assets	6,213	4,631

Total current assets	117,202	125,581
Property and equipment, net	15,589	14,166
Goodwill	276,941	273,489
Intangible assets, net	87,949	90,717
Restricted cash	17,932	17,992
Other assets	3,076	3,075
Total assets	$518,689	$525,020

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,985	$2,170
Accrued expenses and other current liabilities	24,648	28,762
Accrued income taxes payable	743	1,473
Deferred revenue	17,226	16,081
Total current liabilities	44,602	48,486
Revolving line of credit	99,000	105,000
Other long-term liabilities	14,978	11,753
Deferred income taxes	35,556	37,780
Reserve for income taxes	2,792	2,727
Accrued pension benefits	5,824	5,296
Stockholders’ equity:
Common stock	44	43
Additional paid-in capital	286,607	274,946
Treasury stock, at cost	(58,992)	(56,232)
Retained earnings	94,117	105,718
Accumulated other comprehensive loss	(5,839)	(10,497)
Total stockholders’ equity	315,937	313,978
Total liabilities and stockholders’ equity	$518,689	$525,020

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$57,801	$48,733	$110,266	$98,575
Cost of revenue	10,141	7,588	18,919	15,907
Cost of revenue—amortization of acquired technology	881	1,131	1,759	2,262
Total cost of revenue	11,022	8,719	20,678	18,169
Gross profit	46,779	40,014	89,588	80,406
Operating expenses:
Marketing and selling	22,722	14,648	43,964	28,735
Research and development	9,227	5,991	18,781	13,327
General and administrative	11,814	8,638	22,741	17,487
Amortization of other intangible assets	1,019	742	2,030	1,477
Total operating expenses	44,782	30,019	87,516	61,026
Income from operations	1,997	9,995	2,072	19,380
Other (income) expense:
Interest expense, net	726	90	1,357	198
Other expense (income), net	2,794	(605)	3,414	207
Total other expense (income)	3,520	(515)	4,771	405
(Loss) income before (benefit) provision for income taxes	(1,523)	10,510	(2,699)	18,975
(Benefit) provision for income taxes	(1,027)	3,857	(1,128)	6,964
Net (loss) income	$(496)	$6,653	$(1,571)	$12,011
Net (loss) income available to common stockholders—basic	$(496)	$6,447	$(1,571)	$11,668
Net (loss) income available to common stockholders—diluted	$(496)	$6,447	$(1,571)	$11,669
Net (loss) income per common share:
Basic	$(0.01)	$0.16	$(0.04)	$0.30
Diluted	$(0.01)	$0.16	$(0.04)	$0.29

Weighted-average number of shares outstanding:
Basic	39,657,071	39,377,945	39,567,254	39,250,297
Diluted	39,657,071	39,748,905	39,567,254	39,635,262
Dividends declared per common share	$0.113	$0.11	$0.226	$0.22

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP REVENUE TO PRO FORMA NON-GAAP REVENUE

	Three Months Ended June 30, 2017
	Monotype	Olapic	Combined
GAAP revenue	$53,211	$4,590	$57,801
Pre-acquisition revenue(1)	—	—	—
Deferred revenue impairment	—	914	914
Pro Forma non-GAAP revenue	$53,211	$5,504	$58,715

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the three months ended June 30, 2017. We acquired Olapic on August 9, 2016.

	Six Months Ended June 30, 2017
	Monotype	Olapic	Combined
GAAP revenue	$102,040	$8,226	$110,266
Pre-acquisition revenue(1)	—	—	—
Deferred revenue impairment	—	2,288	2,288

Pro Forma non-GAAP revenue	$102,040	$10,514	$112,554

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the six months ended June 30, 2017. We acquired Olapic on August 9, 2016.

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net (loss) income	$(496)	$6,653	$(1,571)	$12,011
Interest expense, net	726	90	1,357	198
Other expense (income), net	2,794	(605)	3,414	207
(Benefit) provision for income taxes	(1,027)	3,857	(1,128)	6,964
Income from operations	1,997	9,995	2,072	19,380
Depreciation and amortization	3,122	2,897	6,173	5,771
Share based compensation	5,192	3,621	10,023	7,399
Acquisition-related compensation(1)	1,407	578	2,814	1,156
Net adjusted EBITDA	$11,718	$17,091	$21,082	$33,706

(1) For the three months ended June 30, 2017, the amount includes $0.9 million of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $0.5 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the three months ended June 30, 2016, the amount includes $0.6 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2017, the amounts include $1.8 million of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $1.0 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2016, the amounts include $1.2 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
GAAP net (loss) income available to common stockholders ─ diluted	$(496)	$6,653	$(1,571)	$12,011
Amortization, net of tax of $1,281, $687, $1,584 and $1,372, respectively	619	1,186	2,205	2,367
Share based compensation, net of tax of $3,499, $1,329, $4,190 and $2,716, respectively	1,693	2,292	5,833	4,683
Acquisition-related compensation, net of tax of $0, $0, $0 and $0, respectively	1,407	578	2,814	1,156
Non-GAAP net income(1)	$3,223	$10,709	$9,281	$20,217

(1) For the three months ended June 30, 2017, the amount includes $0.9 million of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $0.5 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the three months ended June 30, 2016, the amount includes $0.6 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2017, the amounts include $1.8 million of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $1.0 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2016, the amounts include $1.2 million of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement.

RECONCILIATION OF GAAP (LOSS) EARNINGS PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
GAAP net (loss) income per diluted share	$(0.01)	$0.16	$(0.04)	$0.29
Amortization, net of tax of $0.03, $0.02, $0.04 and $0.03, respectively	0.02	0.03	0.05	0.06
Share based compensation, net of tax of $0.09, $0.03, $0.11 and $0.07, respectively	0.04	0.07	0.15	0.13
Acquisition-related compensation, net of tax of $0.00, $0.00, $0.00 and $0.00, respectively(1)	0.03	0.01	0.07	0.03
Non-GAAP earnings per diluted share	$0.08	$0.27	$0.23	$0.51

(1) For the three months ended June 30, 2017, the amount includes $0.9 million, or $0.02 per share, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $0.5 million, or $0.01 per share, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the three months ended June 30, 2016, the amount includes $0.6 million, or $0.01 per share, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2017, the amount includes $1.8 million, or $0.04 per share, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition and $1.0 million, or $0.03 per share, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement. For the six months ended June 30, 2016, the amount includes $1.2 million, or $0.03 per share, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP NET INCOME (LOSS) TO PRO FORMA NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended June 30, 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 8,712	$ (9,208)	$(496)
Interest expense, net	726	—	726
Other expense, net	2,533	261	2,794
(Benefit) provision for income taxes	(1,184)	157	(1,027)
Income (loss) from operations	10,787	(8,790)	1,997
Pre-acquisition net adjusted EBITDA(1)	—	—	—
Deferred revenue impairment(2)	—	914	914
Depreciation and amortization	2,363	759	3,122
Share based compensation	4,265	927	5,192
Acquisition-related compensation(3)	532	875	1,407
Transaction costs(4)	—	—	—
Pro Forma non-GAAP net adjusted EBITDA	$ 17,947	$ (5,315)	$12,632

(1) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the three months ended June 30, 2017. We acquired Olapic on August 9, 2016.

(2) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.9 million and $0.9 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(3) Acquisition-related compensation includes $0.5 million, $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(4) In the three months ended June 30, 2017, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these types of costs.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO PRO FORMA NON-GAAP NET ADJUSTED EBITDA

	Six Months Ended June 30, 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 15,034	$ (16,605)	$(1,571)
Interest expense, net	1,357	—	1,357
Other expense, net	3,082	332	3,414
Benefit for income taxes	(457)	(671)	(1,128)
Income (loss) from operations	19,016	(16,944)	2,072
Pre-acquisition net adjusted EBITDA(1)	—	—	—
Deferred revenue impairment(2)	—	2,288	2,288
Depreciation and amortization	4,681	1,492	6,173
Share based compensation	8,238	1,785	10,023
Acquisition-related compensation(3)	1,064	1,750	2,814
Transaction costs(4)	—	—	—
Pro Forma non-GAAP net adjusted EBITDA	$ 32,999	$ (9,629)	$23,370

(1) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the six months ended June 30, 2017. We acquired Olapic on August 9, 2016.

(2) Pro Forma non-GAAP net adjusted EBITDA includes $0, $2.3 million and $2.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(3) Acquisition-related compensation includes $1.0 million, $1.8 million and $2.8 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(4) In the six months ended June 30, 2017, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these types of costs.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

OTHER INFORMATION
Share based compensation is comprised of the following:
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Marketing and selling	$2,563	$1,604	$4,893	$3,185
Research and development	1,078	876	2,096	1,689
General and administrative	1,551	1,141	3,034	2,525

Total expensed	$5,192	$3,621	$10,023	$7,399
Property and equipment	31	—	53	—

Total share based compensation	$5,223	$3,621	$10,076	$7,399

MARKET INFORMATION
The following table presents revenue for our two major markets:
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Creative Professional	$30,642	$23,457	$57,713	$47,372
OEM	27,159	25,276	52,553	51,203
Total	$57,801	$48,733	$110,266	$98,575

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP REVENUE TO
FORECAST PRO FORMA NON-GAAP REVENUE
(Unaudited and in thousands)

	Low End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP revenue	$52,000	$5,000	$57,000
Deferred revenue impairment	—	500	500

Pro Forma non-GAAP revenue	$52,000	$5,500	$57,500
	High End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP revenue	$55,000	$6,000	$61,000
Deferred revenue impairment	—	500	500

Pro Forma non-GAAP revenue	$55,000	$6,500	$61,500
	Low End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP revenue	$209,500	$19,500	$229,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$209,500	$22,800	$232,300

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

	High End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP revenue	$214,500	$22,500	$237,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$214,500	$25,800	$240,300

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO
FORECAST NON—GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Interest expense, net	800	—	800
Other (income) expense, net	500	—	500
Provision (benefit) for income taxes	4,300	(4,300)	—

Income (loss) from operations	9,700	(8,500)	1,200
Depreciation and amortization	2,300	700	3,000
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$16,900	$(5,700)	$11,200

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,100	$(3,700)	$1,400
Interest expense, net	800	—	800
Other (income) expense, net	500	—	500
Provision (benefit) for income taxes	5,300	(3,800)	1,500

Income (loss) from operations	11,700	(7,500)	4,200
Depreciation and amortization	2,300	700	3,000
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$18,900	$(4,700)	$14,200

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$ 17,600	$ (16,200)	$ 1,400
Interest expense, net	3,000	—	3,000
Other (income) expense, net	1,900	—	1,900
Provision (benefit) for income taxes	18,200	(16,800)	1,400

Income (loss) from operations	40,700	(33,000)	7,700
Depreciation and amortization	9,200	2,900	12,100
Share based compensation	17,000	5,100	22,100
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$ 69,000	$ (21,500)	$ 47,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

	High End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$19,500	$(15,000)	$4,500
Interest expense, net	3,000	—	3,000
Other (income) expense, net	1,900	—	1,900
Provision (benefit) for income taxes	20,500	(15,600)	4,900

Income (loss) from operations	44,900	(30,600)	14,300
Depreciation and amortization	9,200	2,900	12,100
Share based compensation	17,000	5,100	22,100
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$73,200	$(19,100)	$54,100

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Interest expense, net	800	—	800
Other (income) expense, net	500	—	500
Provision (benefit) for income taxes	4,300	(4,300)	—

Income (loss) from operations	9,700	(8,500)	1,200
Deferred revenue impairment(1)	—	500	500
Depreciation and amortization	2,300	700	3,000
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$16,900	$(5,200)	$11,700

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.5 million and $0.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,100	$(3,700)	$1,400
Interest expense, net	800	—	800
Other (income) expense, net	500	—	500
Provision (benefit) for income taxes	5,300	(3,800)	1,500

Income (loss) from operations	11,700	(7,500)	4,200
Deferred revenue impairment(1)	—	500	500
Depreciation and amortization	2,300	700	3,000
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$18,900	$(4,200)	$14,700

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.5 million and $0.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$17,600	$(16,200)	$1,400
Interest expense, net	3,000	—	3,000
Other (income) expense, net	1,900	—	1,900
Provision (benefit) for income taxes	18,200	(16,800)	1,400

Income (loss) from operations	40,700	(33,000)	7,700
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,200	2,900	12,100
Share based compensation	17,000	5,100	22,100
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$69,000	$(18,200)	$50,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

	High End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$19,500	$(15,000)	$4,500
Interest expense, net	3,000	—	3,000
Other (income) expense, net	1,900	—	1,900
Provision (benefit) for income taxes	20,500	(15,600)	4,900

Income (loss) from operations	44,900	(30,600)	14,300
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,200	2,900	12,100
Share based compensation	17,000	5,100	22,100
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$73,200	$(15,800)	$57,400

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Amortization, net of tax of $600, $300 and $900, respectively	600	300	900
Share based compensation, net of tax of $2,300, $600 and $2,900, respectively	2,100	600	2,700
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	500	900	1,400

Non-GAAP net income (loss)	$7,300	$(2,400)	$4,900

GAAP earnings (loss) per diluted share	$0.10	$(0.11)	$(0.01)
Amortization, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share	0.01	0.01	0.02
Share based compensation, net of tax of $0.06, $0.02 and $0.08, respectively, per diluted share	0.05	0.02	0.07
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.18	$(0.06)	$0.12

Weighted average diluted shares used to compute earnings per share	39,800	39,800	39,800

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q3 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,100	$(3,700)	$1,400
Amortization, net of tax of $600, $300 and $900, respectively	600	300	900
Share based compensation, net of tax of $2,300, $600 and $2,900, respectively	2,100	600	2,700
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	500	900	1,400

Non-GAAP net income (loss)	$8,300	$(1,900)	$6,400

GAAP earnings (loss) per diluted share	$0.13	$(0.10)	$0.03
Amortization, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share	0.01	0.01	0.02
Share based compensation, net of tax of $0.06, $0.02 and $0.08, respectively, per diluted share	0.05	0.02	0.07
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.21	$(0.05)	0.16

Weighted average diluted shares used to compute earnings per share	39,800	39,800	39,800

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$17,600	$(16,200)	$1,400
Amortization, net of tax of $2,500, $1,300 and $3,800, respectively	2,500	1,300	3,800
Share based compensation, net of tax of $8,700, $6,400 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$30,600	$(8,900)	$21,700

GAAP earnings (loss) per diluted share	$0.44	$(0.40)	$0.04
Amortization, net of tax of $0.06, $0.03 and $0.08, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.07 and $0.29, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$0.76	$(0.22)	$0.54

Weighted average diluted shares used to compute earnings per share	39,900	39,900	39,900

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

	High End of Guidance
	2017
	Monotype*	Olapic*	Combined
GAAP net income (loss)	$ 19,500	$ (15,000)	$ 4,500
Amortization, net of tax of $2,500, $1,300 and $3,800, respectively	2,500	1,300	3,800
Share based compensation, net of tax of $8,700, $6,400 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$ 32,500	$ (7,700)	$ 24,800

GAAP earnings (loss) per diluted share	$ 0.49	$ (0.37)	$ 0.12
Amortization, net of tax of $0.06, $0.03 and $0.08, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.07 and $0.29, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$ 0.81	$ (0.19)	$ 0.62

Weighted average diluted shares used to compute earnings per share	39,900	39,900	39,900

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

*Monotype guidance range adjusted to reflect actual year to date results and expected performance for remainder of 2017. Olapic guidance range adjusted to reflect the timing of when booked deferred revenue is reported into revenue.

CONTACT:
Investor Relations:
Monotype
Chris Brooks, 781-970-6120
ir@monotype.com